UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020 (March 2, 2020)

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

202 N. Luke St.
Lafayette, Louisiana 70506
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

On March 3, 2020, Viemed Healthcare, Inc. (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2019. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02. Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 2, 2020, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management and independent registered public accounting firm, Ernst & Young LLP, that the Company’s consolidated financial statements for the quarters and year-to-date periods ended June 30, 2019 and September 30, 2019 (collectively, the "Non-Reliance Periods") contained errors and should be restated. As a result, the consolidated financial statements and other financial information, earning press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods should no longer be relied upon.
In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "2019 Form 10-K"), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Periods contained errors related to revenue recognition as the Company had recorded full monthly rental revenue for its durable medical equipment in the month of billing instead of on a daily, pro-rata basis over the lease term, consistent with the methodology required by Financial Accounting Standards Board ASC 842 and 840, "Leases." The Company provides month to month leases of such equipment throughout the course of a month. While the Company is entitled to the full monthly net rental revenue, regardless of lease termination prior to the end of the service period, ASC 840 and 842 each require straight line revenue recognition over the lease term. As a result, the Company has corrected net revenues and associated direct costs to defer and recognize such revenue and costs properly over the applicable lease terms. As a result, the Company will restate its consolidated financial statements for the Non-Reliance Periods in the 2019 Form 10-K. The foregoing errors related to revenue recognition also had immaterial effects on the Company’s consolidated financial statements for the quarters and year-to-date periods ended March 31, 2018, June 30, 2018, September 30, 2018 and March 31, 2019 and for the fiscal year ended December 31, 2018 (collectively, the "Affected Periods"). As a result, the Company will also correct the immaterial errors in its consolidated financial statements for the Affected Periods in the 2019 Form 10-K.
The 2019 Form 10-K is expected to be filed with the U.S. Securities and Exchange Commission (the "SEC") on March 3, 2020. The Company has not filed and does not intend to file amendments to the Company’s previously filed Registration Statement on Form 10 or Quarterly Reports on Form 10-Q for the periods affected by the restatement and correction of the Company’s consolidated financial statements as described above. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Periods as disclosed in the 2019 Form 10-K and in future filings with the SEC (as applicable), and not rely on any previously issued or filed registration statements or reports, earning press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods.
The Company has concluded that the control deficiency that resulted in the failure to detect the accounting errors described above constituted a material weakness in internal control over financial reporting as of December 31, 2019. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. The Company’s management has developed a remediation plan to address the material weakness and will begin monitoring its recognition of revenue on a monthly basis to ensure such revenue is recognized on a straight-line basis over the applicable lease term.
The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s current independent registered public accounting firm, Ernst & Young LLP , and with the Company's former independent registered public accounting firm, MNP LLP.

Forward Looking Statements.
Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, the impact of the restatement and correction of the Company’s previously issued financial statements; the identified weakness in the Company’s internal control over financial reporting and the Company’s ability to remediate that material weakness; any delay in the filing of the 2019 Form 10-K with the SEC; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC available on the SEC’s website at www.sec.gov, including the 2019 Form 10-K, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated March 3, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 3, 2020

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer